Lincoln National Variable Annuity Account C
Individual Variable Annuity Account Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340
www.LFG.com
1-800-454-6265

This prospectus describes the individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln
Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value to provide retirement income that you cannot outlive or for an agreed upon time.

These benefits may be a variable or fixed amount, if available, or a combination of both.

If the annuitant dies before the annuity commencement date, we will pay your beneficiary a death benefit.


Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).

Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See - Fixed Side of the Contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account C (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*
Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Trend Series
     Delaware VIP Value Series

Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Managed Fund
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Delaware Special Opportunities Fund
(formerly Special Opportunities Fund)
     LVIP FI Equity-Income Fund
     (formerly Equity-Income Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund and Growth Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP Money Market Fund
     LVIP S&P 500 Index Fund* **
     (formerly Core Fund)
     LVIP Small-Cap Index Fund*
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP UBS Global Asset Allocation Fund
     (formerly Global Asset Allocation Fund)
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
   (formerly Moderately Aggressive Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents


Item                                                                Page
Special Terms                                                        4
Expense Tables                                                       5
Summary of Common Questions                                          9
The Lincoln National Life Insurance Company                         11
Fixed Side of the Contract                                          11
Variable Annuity Account (VAA)                                      12
Investments of the VAA                                              12
Charges and Other Deductions                                        16
 Surrender Charge                                                   16
 Additional Information                                             17
The Contracts                                                       20
 Transfers On or Before the Annuity Commencement Date               22
 Investment Requirements                                            26
 Lincoln SmartSecurity (Reg. TM) Advantage                          27
 Surrenders and Withdrawals                                         33
 i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs    34
 i4LIFE (Reg. TM) Advantage for Qualified Contracts                 38
 4LATER (Reg. TM) Advantage                                         42
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage          47
Distribution of the Contracts                                       48
 Annuity Payouts                                                    50
Federal Tax Matters                                                 51
Additional Information                                              56
 Voting Rights                                                      56
 Return Privilege                                                   56
 Other Information                                                  57
 Legal Proceedings                                                  57
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C                     58
Appendix A - Condensed Financial Information                        A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by you to receive any death benefit paid if the annuitant dies before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if the annuitant dies.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

The maximum surrender charge (contingent deferred sales charge) as a percentage of a contract value (for single premium and periodic premium contracts), or of purchase payments (for flexible premium contracts), surrendered/withdrawn:


Contractowner Transaction Expenses:



  o   7.0%*      (single and flexible)
  o   8.0%*      (periodic)

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: Periodic Multi-Fund (Reg. TM) 1, and Flexible Premium Multi-Fund (Reg. TM) 2 Contract Only: $25

Loan set-up fee : $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)


Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):

                                           With Enhanced Guaranteed      Without Enhanced Guaranteed
                                           Minimum death                 Minimum death
                                           benefit (EGMDB)               benefit (EGMDB)
                                           --------------------------    ----------------------------
o   Mortality and expense risk charge               1.002%                          1.002%
o   Enhanced death benefit charge                   0.300%                          0.000%
                                                     -----                          -----
o   Total annual charge for each
    subaccount                                      1.302%                          1.002%

* This annual charge is deducted from the contract value on a quarterly basis.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the Contracts.


Optional Rider Charges:

Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for subsequent purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATER (Reg. TM) Advantage:



o   Guaranteed maximum annual
    percentage charge*                     1.50%
o   Current annual percentage charge*      0.50%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


Different fees and expenses may be imposed during a period in which regular income payments are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.29%        1.38%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.32%

* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:


(as a percentage of each fund's average net assets):

                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimburse-     reimburse-     reimburse-
                                                                   ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Technology Portfolio (Class B)      0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55           0.25           0.06
American Funds Global Growth Fund (Class 2)                      0.55           0.25           0.03
American Funds Growth Fund (Class 2)                             0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                      0.27           0.25           0.01
American Funds International Fund (Class 2)                      0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                      1.00           0.25           0.07
Delaware VIP Diversified Income Series (Standard Class) (1)      0.65           0.00           0.13
Delaware VIP High Yield Series (Standard Class)(2)               0.65           0.00           0.12
Delaware VIP REIT Series (Standard Class)(3)                     0.73           0.00           0.10
Delaware VIP Small Cap Value Series (Service Class)(4)           0.72           0.30           0.11
Delaware VIP Trend Series (Standard Class)(5)                    0.74           0.00           0.12
Delaware VIP Value Series (Standard Class)(6)                    0.65           0.00           0.11
DWS Equity 500 Index VIP (Class A)(7)                            0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                0.45           0.00           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(8)   0.57           0.10           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(9)       0.57           0.10           0.11
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(10)(11)                                                  0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)(12)                     0.34           0.00           0.07
LVIP Delaware Growth and Income Fund (Standard Class)(12)        0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)(12)                  0.41           0.00           0.09
LVIP Delaware Social Awareness Fund (Standard Class)(12)         0.35           0.00           0.07
LVIP Delaware Special Opportunities Fund (Standard Class)(12)    0.37           0.00           0.08
LVIP FI Equity-Income Fund (Standard Class)(12)(13)              0.73           0.00           0.08
LVIP Janus Capital Appreciation Fund (Standard Class)(12)(14)    0.75           0.00           0.09
LVIP Mondrian International Value Fund (Standard Class)(12)      0.71           0.00           0.14
LVIP Money Market Fund (Standard Class)(12)                      0.42           0.00           0.08
LVIP S&P 500 Index Fund (Standard Class)(15)                     0.24           0.00           0.11
LVIP Small-Cap Index Fund (Standard Class)(16)(17)               0.32           0.00           0.14



                                                                                                         Total
                                                                                                       Expenses
                                                                                  Total                 (after
                                                                                 Expenses     Total    Contractu
                                                                                 (before   Contractual    ua
                                                                  Acquired         any      waivers/   waivers/
                                                                    Fund         waivers/  reimburse-  reimburse
                                                                  Fees and      reimburse-    ments       e-
                                                                  Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)      0.00   %       1.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.00           0.86
American Funds Global Growth Fund (Class 2)                      0.00           0.83
American Funds Growth Fund (Class 2)                             0.00           0.59
American Funds Growth-Income Fund (Class 2)                      0.00           0.53
American Funds International Fund (Class 2)                      0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                      0.00           1.32
Delaware VIP Diversified Income Series (Standard Class) (1)      0.00           0.78
Delaware VIP High Yield Series (Standard Class)(2)               0.00           0.77
Delaware VIP REIT Series (Standard Class)(3)                     0.00           0.83
Delaware VIP Small Cap Value Series (Service Class)(4)           0.00           1.13       -0.05   %   1.08   %
Delaware VIP Trend Series (Standard Class)(5)                    0.00           0.86
Delaware VIP Value Series (Standard Class)(6)                    0.00           0.76
DWS Equity 500 Index VIP (Class A)(7)                            0.00           0.29       -0.01       0.28
DWS Small Cap Index VIP (Class A)                                0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(8)   0.00           0.76
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(9)       0.00           0.78
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(10)(11)                                                  0.00           1.10       -0.25       0.85
LVIP Delaware Bond Fund (Standard Class)(12)                     0.00           0.41
LVIP Delaware Growth and Income Fund (Standard Class)(12)        0.00           0.40
LVIP Delaware Managed Fund (Standard Class)(12)                  0.00           0.50
LVIP Delaware Social Awareness Fund (Standard Class)(12)         0.00           0.42
LVIP Delaware Special Opportunities Fund (Standard Class)(12)    0.00           0.45
LVIP FI Equity-Income Fund (Standard Class)(12)(13)              0.00           0.81       -0.06       0.75
LVIP Janus Capital Appreciation Fund (Standard Class)(12)(14)    0.00           0.84       -0.14       0.70
LVIP Mondrian International Value Fund (Standard Class)(12)      0.00           0.85
LVIP Money Market Fund (Standard Class)(12)                      0.00           0.50
LVIP S&P 500 Index Fund (Standard Class)(15)                     0.00           0.35       -0.07       0.28
LVIP Small-Cap Index Fund (Standard Class)(16)(17)               0.00           0.46

                                                               Management                      Other
                                                                  Fees        12b-1 Fees      Expenses
                                                                (before        (before        (before
                                                                  any            any            any
                                                                waivers/       waivers/       waivers/
                                                               reimburse-     reimburse-     reimburse-
                                                                 ments)   +     ments)   +     ments)   +
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                              0.73   %       0.00   %       0.12   %
LVIP UBS Global Asset Allocation Fund (Standarrd Class)(12)    0.73           0.00           0.18
LVIP Wilshire 2010 Profile Fund (Standard Class)(11)(18)(19)   0.25           0.00           0.27
LVIP Wilshire 2020 Profile Fund (Standard Class)(11)(18)(19)   0.25           0.00           0.17
LVIP Wilshire 2030 Profile Fund (Standard Class)(11)(18)(19)   0.25           0.00           0.15
LVIP Wilshire 2040 Profile Fund (Standard Class)(11)(18)(19)   0.25           0.00           0.22
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(12)(18)(19)                                            0.25           0.00           0.19
LVIP Wilshire Conservative Profile Fund (Standard
 Class))(12)(18)(19)                                           0.25           0.00           0.16
LVIP Wilshire Moderate Profile Fund (Standard
 Class))(12)(18)(19)                                           0.25           0.00           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class))(12)(18)(19)                                           0.25           0.00           0.08
MFS (Reg. TM) VIT Utilities Series (Standard Class)(20)        0.75           0.00           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(21)        0.83           0.00           0.15



                                                                                                       Total
                                                                                                     Expenses
                                                                                Total                 (after
                                                                               Expenses     Total    Contractu
                                                                               (before   Contractual    ua
                                                                Acquired         any      waivers/   waivers/
                                                                  Fund         waivers/  reimburse-  reimburse
                                                                Fees and      reimburse-    ments       e-
                                                                Expenses  =     ments)    (if any)    ments)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                              0.00   %       0.85   %
LVIP UBS Global Asset Allocation Fund (Standarrd Class)(12)    0.00           0.91
LVIP Wilshire 2010 Profile Fund (Standard Class)(11)(18)(19)   0.72           1.24       -0.27   %   0.97   %
LVIP Wilshire 2020 Profile Fund (Standard Class)(11)(18)(19)   0.81           1.23       -0.17       1.06
LVIP Wilshire 2030 Profile Fund (Standard Class)(11)(18)(19)   0.82           1.22       -0.15       1.07
LVIP Wilshire 2040 Profile Fund (Standard Class)(11)(18)(19)   0.91           1.38       -0.22       1.16
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(12)(18)(19)                                            0.91           1.35       -0.19       1.16
LVIP Wilshire Conservative Profile Fund (Standard
 Class))(12)(18)(19)                                           0.72           1.13       -0.16       0.97
LVIP Wilshire Moderate Profile Fund (Standard
 Class))(12)(18)(19)                                           0.81           1.12       -0.06       1.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class))(12)(18)(19)                                           0.82           1.15       -0.08       1.07
MFS (Reg. TM) VIT Utilities Series (Standard Class)(20)        0.00           0.86
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(21)        0.00           0.98

(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(6) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(7) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(10) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(11) "Other Expenses" are based on estimated expenses for the current fiscal year.

(12) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(13) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.3% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the fund; 0.05% on the next $500 million and 0.10% of average daily net assets in excess of $750 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.34%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(16) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(17) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(18) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets. Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(19) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(20) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(21) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and the Lincoln SmartSecurity (Reg. TM) Advantage are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



              Periodic   Single     MF2     MF3 & MF4
             ---------- -------- --------- ----------
    1 year     $1,198    $1,097   $1,126     $1,126
   3 years      2,009     1,698    1,798      1,798
   5 years      2,837     2,309    2,541      2,541
  10 years      4,545     4,098    4,853      4,853

2) If you do not surrender your contract at the end of the applicable time period:



              Periodic   Single     MF2    MF3 & MF4
             ---------- -------- -------- ----------
    1 year     $  389    $  389   $  426    $  426
   3 years      1,181     1,181    1,298     1,128
   5 years      1,991     1,991    2,241     2,241
  10 years      4,098     4,098    4,853     4,853

The Expense Tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For the single premium deferred contract and the flexible premium (Multi-Fund (Reg. TM) 2,3,4) deferred contracts, the examples assume that an enhanced death benefit and the Lincoln SmartSecurity (Reg. TM) Advantage are in effect. Without this benefit, expenses would be lower.

For more information, See - Charges and Other Deductions in this Prospectus, and the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See - The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider and 4LATERSM Advantage. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See -
The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE (Reg. TM) Advantage. See - The Contracts and Annuity Payouts.

Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts for each type of contract, your payments may be flexible. See - The Contracts-Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase.

What happens if the annuitant dies before I annuitize? The death benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See - The Contracts-Death Benefit.

May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. By electing this benefit, you will be subject to Investment Requirements. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. The i4Life (Reg. TM) Advantage feature available for purchase by owners of qualified contracts includes the Guaranteed Income Benefit as one benefit. Neither feature can be selected independently of the other. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln National are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the contract value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.



Investments of the VAA
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.33%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.

Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Capital appreciation.

  o REIT Series (Standard Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total Return.

     (Subadvised by Cohen & Steers Capital Management)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     (formerly Growth and Income Fund)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)
     (formerly Managed Fund)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)
     (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     (formerly Special Opportunities Fund)

  o LVIP FI Equity-Income Fund (Standard Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
     (formerly Equity-Income Fund)

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund and Growth Fund)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)
     (formerly International Fund)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP S&P 500 Index Fund (Standard Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
    This fund will be available as of June 4, 2007. Consult your financial adviser.
     (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
    This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM) (formerly Global Asset Allocation Fund)

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Utilities Series (Service Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions

Account Charge
There is no account charge for flexible premium Multi-Fund (Reg. TM) 3 and 4. Periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 contracts will deduct $25 from the contract value on the last valuation date of each contract year; this $25 account charge will also be deducted from the contract value upon surrender.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows.

A. Periodic premium deferred contract

There will be a surrender charge for the first withdrawal each contract year in excess of 15% of contract value. Any subsequent withdrawals in the same contract year or upon surrender of contract will also incur a surrender charge.



                                                 Contract year in which surrender/withdrawal occurs
                                            -------------------------------------------------------------
                                             0    1    2    3    4    5    6    7    8    9    10    11+
      Surrender charge as a percentage of th8%   8%   8%   8%   8%   8%   4%   4%   4%   4%   4%    0%
      proceeds withdrawn

A surrender charges does not apply to:
 o A surrender or withdrawal of contract value after ten full contract years.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.
 o Amounts up to the Annual Withdrawal Limit under Lincoln Smart Security (Reg.
   TM) Advantage, subject to certain conditions.

In addition, for 403(b) and 457 contracts, if the participant:

1) has terminated employment with the employer that sponsored the contract; and

2) has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and

3) is at least age 55.

B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:



                                            Contract year in which surrender/withdrawal
                                                              occurs
                                            -------------------------------------------
                                             0    1    2    3    4    5    6    7    8
      Surrender charge as a percentage of th7%   7%   6%   5%   4%   3%   2%   1%   0%
      proceeds withdrawn

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment after 7 full contract years.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant

 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.
 o Amounts up to the Annual Withdrawal Limit under Lincoln Smart Security (Reg.
   TM) Advantage, subject to certain conditions.

C. Flexible premium deferred contract


For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:



                                                           Number of contract anniversaries since
                                                                purchase payment was invested
                                                           ---------------------------------------
                                                            0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of total purchase   7%   6%   5%   4%   3%   2%   1%   0%
      payments surrendered/withdrawn in a contract year

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the 7th anniversary since the purchase payment was invested.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the purchase payments.
 o A surrender of the contract as a result of the death of the annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.
 o Amounts up to the Annual Withdrawal Limit under Lincoln Smart Security (Reg.
TM) Advantage, subject to certain conditions.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when contractowners surrender or withdraw before distribution costs have been recovered.


Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.


Deductions from the VAA


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:

                                           With Enhanced Guaranteed      Without Enhanced Guaranteed
                                           Minimum death                 Minimum death
                                           benefit (EGMDB)               benefit (EGMDB)
                                           --------------------------    ----------------------------
o   Mortality and expense risk charge               1.002%                          1.002%
o   Enhanced Death Benefit charge                   0.300%                          0.000%
                                                     -----                          -----
o   Total annual charge for each
    subaccount                                      1.302%                          1.002%

This charge is made up of two parts:

1. our assumption of mortality risks (0.900%) and

2. our assumption of expense risks (0.102%).

The level of this charge is guaranteed not to change.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
 o the risk that, if the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)

When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next valuation period. This charge will continue for all future contract years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the valuation period when the EGMDB is terminated. See - The Contracts-Death Benefit Before the Annuity Commencement Date.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge

Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Subject to regulatory approvals, we may in the future take up to 35 days to complete an application before returning an initial purchase payment. Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial purchase payment must be priced within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

For a periodic premium deferred contract (MF 1), the annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the annuitant must be under age 85.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).

Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See - Fixed Side of the Contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts. Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please note: If you submit your purchase payments to your agent, we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Loans

If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your contract value.

If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

For single premium deferred contracts, periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be made during the first 30 days after the contract date for flexible premium Multi-Fund (Reg. TM) 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between subaccounts is $500 or the entire amount in the subaccount, if less than $500. If the transfer from a subaccount would leave you with less than $100 for periodic premium Multi-Fund (Reg. TM) 1, flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts for $500 for flexible premium Multi-Fund (Reg. TM) 4 contracts, we may transfer the total balance of the subaccount. We have the right to reduce these minimum amounts.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

For transfers from the Fixed Account of the Contract to the Variable Account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.

There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.

Transfers may be delayed as permitted by the 1940 Act. See - Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Additional Services

There are three additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment/earnings sweep service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Only one of the two additional services (DCA and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during the life of the annuitant and change the benficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

The contract value available upon death is the value of the contract at the end of the valuation period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
 o proof, satisfactory to us, of the death of the annuitant;
 o written authorization for payment; and our receipt of all required claim forms fully completed.

Flexible premium deferred contracts (Multi-Fund (Reg. TM) 2,3,4) and Single premium deferred contracts

If the annuitant dies before the annuity commencement date and the enhanced guaranteed minimum death benefit (EGMDB) is not in effect, a death benefit equal to the contract value will be paid to your designated beneficiary.

Prior to the annuity commencement date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for annuitants up to age 75. Please check with your representative for availability to current contractowners.

If the annuitant dies before the annuity commencement date and the EGMDB is in effect, the death benefit paid to your designated beneficiary will be the greater of:

1. The contract value at the end of the valuation period when the death claim is approved for payment by Lincoln Life, or

2. The highest of:

     a. the contract value at the end of the valuation period when the EGMDB becomes effective and;

     b. the sum of all purchase payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and

 c. the highest contract value, at the end of the valuation period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by purchase payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest contract value occurred.

The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant who is age 75 or older at the time of issuance.

If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

The EGMDB will take effect on the valuation date when the EGMDB election form is approved at our home office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next valuation date. The owner may not reelect the EGMDB once it is discontinued. As of the annuity commencement date the EGMDB will be discontinued and the charge for the EGMDB will stop. See - Charges and Other Deductions-Deduction for the EGMDB.

Periodic premium deferred contracts (Multi-Fund (Reg. TM) 1)

If the annuitant dies before the annuity commencement date, Lincoln Life will pay the beneficiary a death benefit equal to the greater of the following amounts:

1. The net purchase payments, or

2. The value of the contract less any outstanding loan balance.

Net purchase payments will mean the sum of all purchase payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

If your state has not approved this death benefit provision, the applicable death benefit will be equal to the contract value.

Upon the death of the annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.

Annuity payouts will be made in accordance with applicable laws and regulations governing payment of death benefits. Notwithstanding any provision to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See - Federal Tax Matters - Taxation of Death Benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place upon the death of a beneficiary:

1. If any beneficiary dies before the annuitant, the contractowner may elect a new beneficiary. If no new beneficiary election is made, that beneficiary's interest will go to any other beneficiaries named, according to their respective interest. There are no restrictions on the beneficiary's use of the proceeds; and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.


Death of Contractowner

If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the cash surrender value (contract value less any applicable charges, fees, and taxes) of the contract will be paid as follows:

1. Upon the death of a non-annuitant contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the recipient of the proceeds is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner or as a contract for the benefit of the surviving spouse.

If you are a non-spouse beneficiary, the tax code requires that any distribution to be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the beneficiary's life expectancy.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


Investment Requirements

Contractowners of non-qualified contracts and IRAs who have elected 4LATER (Reg. TM), the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit and contractowners of qualified contracts who have elected i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after April 10, 2006 if 4LATER (Reg. TM), the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit riders prior to after April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund

o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Janus Aspen Worldwide Growth Portfolio
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Growth Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund
o LVIP Mondrian International Value Fund
o LVIP Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln National contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will restrict purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                 Contract Value   Guaranteed Amount
o Initial Deposit $50,000        $50,000          $50,000
o 1st Benefit Year Anniversary   $54,000          $54,000
o 2nd Benefit Year Anniversary   $53,900          $54,000
o 3rd Benefit Year Anniversary   $57,000          $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:

  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be paid for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.

Contractowners with an existing Lincoln SmartSecurity (Reg. TM) Advantage Rider may change to the Single or Joint Life options in order to qualify for a lifetime Maximum Annual Withdrawal amount until July 31, 2007 (or 90 days after approval in your state if later). If you make this change, your Guaranteed Amount will not carry over to the new Rider, but will be equal to the contract value on the effective date of the new Rider. Your Maximum Annual Withdrawal amount will be 5% of this new Guaranteed Amount. Factors to consider if you make this change are: 1) whether or not your Guaranteed Amount and Maximum Annual Withdrawal amount will decrease; 2) the cost of the Rider and the fact that the waiver of the charge is not available on the new Rider; 3) the limit on additional deposits under the Lincoln SmartSecurity (Reg. TM) Advantage Single Life and Joint Life options; and 4) if your old Rider was not subject to Investment Requirements. You may want to discuss this with your representative before making this decision.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request placed at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed in an interest-bearing checking account at the bank of our choosing. Instead of mailing you a check, we will send you a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The funds that support the SecureLine (Reg. TM) account are part of our general account. The SecureLine (Reg. TM) account is not insured by the FDIC or any other government agency. As part of our general account, the funds are subject to the claims of our creditors. We will receive a financial benefit from all amounts left in the SecureLine (Reg.
TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the:

a. annuitant attains age 59 1/2
b. separates from service

c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.


i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE is different from other annuity payout options provided by Lincoln because with i4LIFE, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM)

Advantage charge is: 1.302% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 1.652% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the cost of the Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln National's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available for nonqualified contracts during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal     $  1,200
         o Guaranteed Income Benefit before Withdrawal                   $    750
         o Account Value at time of Additional Withdrawal                $150,000
         o Additional Withdrawal                                         $15,000 (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Account Value death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge as described in i4LIFE (Reg.
TM) Advantage Charges below.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent regular income payments and the GIB will be reduced accordingly. The GIB will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and GIB because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a GIB of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the GIB is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access

Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or

  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the GIB).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Advantage Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the GIB Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200
GIB before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in GIB for Withdrawal = $750 x 10% = $75
GIB after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit (GIB)

The GIB ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The GIB is in effect during both the access period and the lifetime income period.

The GIB is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the GIB, because of poor investment results, a payment equal to the GIB is the minimum payment you will receive. If the GIB is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the GIB, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the GIB. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the GIB, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the GIB may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the GIB for as long as the annuitant, or secondary life, if applicable, is living.

The GIB has an automatic step-up feature that works as follows: During the 15-year step-up period, the GIB will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior GIB. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current GIB amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the GIB, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The GIB is reduced by withdrawals (other than regular income payments or GIB payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the GIB.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your GIB will also be reduced. The GIB will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.


4LATER (Reg. TM) Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) Advantage and will only be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:


         Initial Purchase Purchase payment                       $100,000
         Purchase Purchase payment 60 days later                 $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Purchase Payment in Year 2                        $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Purchase Payment in Year       $ 10,000      Increase to Maximum Income Base       $ 20,000
       2
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Purchase Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Advantage Rider effective date and starting with each anniversary of the 4LATER (Reg. TM) Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


4LATER (Reg. TM) Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATER (Reg. TM) Advantage or the contract value will be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge, for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.802% for the Account Value death benefit; and 2.152% for the EGMDB.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Advantage Rider. If the contract value is used to establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                        $ 80,000
         Regular Income Payment                                               -$ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit      -$ 412
----------------------------------------------------------------------------  --------
         i4LIFE (Reg. TM) Account Value after payment                         $ 74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER (Reg. TM) Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Advantage Guaranteed Income

Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Advantage Rider will terminate.

When you make your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM) Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d
 $6375 = 84%
     Reduction in 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER (Reg. TM) Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Advantage Rider Effective Date. If 4LATER (Reg. TM) Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) Advantage is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Advantage Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATER (Reg. TM) Advantage Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATER (Reg. TM) Advantage
  Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg.
TM) Advantage or purchase the Lincoln SmartSecurity (Reg. TM) Advantage. If you terminate the 4LATER (Reg. TM) Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) Advantage will depend upon your state's approval of the 4LATER (Reg. TM) Advantage Rider. You cannot elect 4LATER (Reg. TM) Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage will not carry their Lincoln SmartSecurity (Reg. TM) Advantage Guaranteed Amount over into the new 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM) Advantage. Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage will have to wait one year before they can elect 4LATER (Reg. TM) Advantage. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATER (Reg. TM) Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 1.802% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. For non-qualified contracts, the annual charge is 2.152% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATER (Reg. TM) Guaranteed Income Benefit previously discussed because if you elect 4LATER (Reg. TM) Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATER (Reg. TM) Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for 90 days after approval in your state. Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain Investment Requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/ withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln

Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission we pay to LFA is 9.00% of purchase payments, plus up to 0.1256% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 5.85% of purchase payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the

Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint/Contingent Ownership

Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund (Reg.
TM) 4, flexible premium deferred annuity contracts except where not permitted by law.

A contingent owner may exercise ownership rights in this contract only after the contractowner dies.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


General information

The annuity commencement date is usually on or before the annuitant's 85th birthday; however you may change the annuity commencement date, change the annuity option, or change the allocation of the allocations among the subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life with a 10 year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to your beneficiary as payouts become due after we are in receipt of all of the following:
 o proof, satisfactory to us, of the death;
 o written authorization for payment;
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.


Taxation Of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges For Additional Benefits

Your contract automatically includes a basic death benefit and may include Principal Security Benefit. Certain enhancements to the basic death benefit may be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Principal Security benefit charge, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types Of Qualified Contracts And Terms Of Contracts

Qualified plans include:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment Of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment Of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable On Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers And Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit And IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes In The Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccount which invests in these classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at P.O. Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

In the ordinary course of its business, Lincoln National, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln National, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Individual Variable Annuity Contracts
                  Lincoln National Variable Annuity Account C











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
                                   Account Account C.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
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Mail to: The Lincoln Life National Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                   with EGMDB*                                       without EGMDB
                 -----------------------------------------------    -----------------------------------------------
                    Accumulation unit value                            Accumulation unit value
                 ------------------------------      Number of      ------------------------------      Number of
                   Beginning          End of        accumulation      Beginning          End of        accumulation
                   of period          period           units          of period          period           units
                 -------------    -------------    -------------    -------------    -------------    -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein Growth and Income
2004.........        10.187           11.112                9           10.000           11.132              166
2005.........        11.112           11.473               12           11.132           11.528              468
2006.........        11.473           13.248               56           11.528           13.352            4,242
-------------        ------           ------               --           ------           ------            -----
AllianceBernstein VP Global Technology Portfolio
2000.........         1.000            0.768            1,390            1.000**          0.769**         69,407
2001.........         0.768            0.565            1,146            0.769            0.568           81,914
2002.........         0.565            0.324              812            0.568            0.327           82,385
2003.........         0.324            0.460            1,061            0.327            0.466          137,178
2004.........         0.460            0.478              611            0.466            0.484           93,705
2005.........         0.478            0.489              471            0.484            0.497           72,128
2006.........         0.489            0.523              343            0.497            0.533           58,716
-------------        ------           ------            -----           ------           ------          -------
American Funds Global Growth
2004.........        10.181           11.290                6           10.000           11.310              794
2005.........        11.290           12.712               12           11.310           12.773            1,971
2006.........        12.712           15.111               40           12.773           15.229            3,608
-------------        ------           ------            -----           ------           ------          -------
American Funds Growth Fund
2000.........         1.000            0.993            4,950            1.000**          0.995**        184,154
2001.........         0.993            0.803            8,301            0.995            0.806          313,663
2002.........         0.803            0.598            8,520            0.806            0.603          396,391
2003.........         0.598            0.808           10,194            0.603            0.817          542,957
2004.........         0.808            0.897           10,027            0.817            0.910          633,669
2005.........         0.897            1.029            7,982            0.910            1.047          656,827
2006.........         1.029            1.120            6,274            1.047            1.142          658,730
-------------        ------           ------           ------           ------           ------          -------
American Funds Growth-Income
2004.........        10.299           10.958               86           10.000           10.978            3,330
2005.........        10.958           11.447              107           10.978           11.502            6,499
2006.........        11.447           13.016              123           11.502           13.118            9,633
-------------        ------           ------           ------           ------           ------          -------
American Funds International Fund
2000.........         1.000            0.860              751            1.000**          0.861**         23,268
2001.........         0.860            0.680              925            0.861            0.683           42,307
2002.........         0.680            0.571            1,351            0.683            0.576           62,404
2003.........         0.571            0.761            1,507            0.576            0.769           91,313
2004.........         0.761            0.896            1,775            0.769            0.908          139,867
2005.........         0.896            1.074            1,918            0.908            1.092          179,882
2006.........         1.074            1.262            1,967            1.092            1.287          220,837
-------------        ------           ------           ------           ------           ------          -------
Baron Capital Asset Fund
1999.........         1.000**          1.205**            659            1.000**          1.206**          7,229
2000.........         1.205            1.158            1,449            1.206            1.163           18,359
2001.........         1.158            1.284            1,338            1.163            1.293           50,999
2002.........         1.284            1.088            1,512            1.293            1.099           67,309
2003.........         1.088            1.396            1,009            1.099            1.414           70,234
2004.........         1.396            1.731            1,184            1.414            1.759          100,927
2005.........         1.731            1.766              869            1.759            1.800           94,277
2006.........         1.766            2.014              638            1.800            2.059           84,192
-------------        ------           ------           ------           ------           ------          -------
Delaware VIP Diversified Income
2004.........        10.171           10.915               14           10.000           10.935              708
2005.........        10.915           10.726               39           10.935           10.778            1,942
2006.........        10.726           11.426               69           10.778           11.515            6,876
-------------        ------           ------           ------           ------           ------          -------

                                   with EGMDB*                                       without EGMDB
                 -----------------------------------------------    -----------------------------------------------
                    Accumulation unit value                            Accumulation unit value
                 ------------------------------      Number of      ------------------------------      Number of
                   Beginning          End of        accumulation      Beginning          End of        accumulation
                   of period          period           units          of period          period           units
                 -------------    -------------    -------------    -------------    -------------    -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value Series
1996.........                                                            1.000**          1.126**         12,220
1997.........                                                            1.126            1.461           64,052
1998.........         1.459            1.603           4,111             1.461            1.611           90,935
1999.........         1.603            1.535           3,351             1.611            1.547           72,069
2000.........         1.535            1.687           2,258             1.547            1.705           50,852
2001.........         1.687            1.601           2,611             1.705            1.622           65,103
2002.........         1.601            1.285           1,981             1.622            1.306           65,576
2003.........         1.285            1.627           1,705             1.306            1.659           71,300
2004.........         1.627            1.846           1,446             1.659            1.888           72,666
2005.........         1.846            1.932           1,255             1.888            1.982           77,860
2006.........         1.932            2.366           1,041             1.982            2.435           85,884
-------------         -----            -----           -----             -----            -----           ------
Delaware VIP High Yield Series
2005.........        10.231           10.256               8            10.000           10.273              227
2006.........        10.256           11.384              18            10.273           11.437            1,374
-------------        ------           ------           -----            ------           ------           ------
Delaware VIP REIT Series
2000.........         1.000            1.169             267             1.000**          1.171**         25,199
2001.........         1.169            1.256             542             1.171            1.262           36,687
2002.........         1.256            1.295           1,369             1.262            1.306           81,593
2003.........         1.295            1.714           1,458             1.306            1.732           90,085
2004.........         1.714            2.222           1,415             1.732            2.253          114,093
2005.........         2.222            2.351           1,045             2.253            2.391           96,353
2006.........         2.351            3.078             925             2.391            3.139           99,500
-------------        ------           ------           -----            ------           ------          -------
Delaware Small Cap Value Series
2001.........         1.000            1.021           1,115             1.000**          1.023           35,508
2002.........         1.021            0.950           2,038             1.023            0.955           99,645
2003.........         0.950            1.329           2,341             0.955            1.339          129,759
2004.........         1.329            1.589           2,051             1.339            1.606          155,427
2005.........         1.589            1.712           1,548             1.606            1.736          160,146
2006.........         1.712            1.958           1,274             1.736            1.991          158,784
-------------        ------           ------           -----            ------           ------          -------
Delaware VIP Trend Series
1996.........                                                            1.000**          1.111**          7,613
1997.........                                                            1.111            1.191           46,558
1998.........         1.189            1.362           1,522             1.191            1.368           63,364
1999.........         1.362            2.293           2,693             1.368            2.310          138,130
2000.........         2.293            2.107           5,357             2.310            2.129          236,656
2001.........         2.107            1.761           4,412             2.129            1.784          214,133
2002.........         1.761            1.391           3,493             1.784            1.414          193,594
2003.........         1.391            1.855           3,205             1.414            1.892          190,440
2004.........         1.855            2.062           2,665             1.892            2.109          173,032
2005.........         2.062            2.155           1,991             2.109            2.210          143,466
2006.........         2.155            2.288           1,559             2.210            2.355          123,205
-------------        ------           ------           -----            ------           ------          -------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
1999.........         1.000**          1.144**         1,475             1.000**          1.145**         21,303
2000.........         1.144            1.053           2,642             1.145            1.058           60,708
2001.........         1.053            0.911           1,861             1.058            0.918           67,249
2002.........         0.911            0.815           2,110             0.918            0.823           79,402
2003.........         0.815            1.032           2,010             0.823            1.046           94,602
2004.........         1.032            1.175           2,258             1.046            1.194          111,623
2005.........         1.175            1.355           2,245             1.194            1.381          146,314
2006.........         1.355            1.493           1,978             1.381            1.526          158,487
-------------        ------           ------           -----            ------           ------          -------
Fidelity (Reg. TM) VIP Growth Portfolio
1999.........         1.000**          1.188**         1,636             1.000**          1.189**         44,656
2000.........         1.188            1.042           4,153             1.189            1.047          150,874
2001.........         1.042            0.847           3,348             1.047            0.852          147,022
2002.........         0.847            0.583           2,307             0.852            0.589          132,663
2003.........         0.583            0.764           2,143             0.589            0.774          131,258
2004.........         0.764            0.779           1,666             0.774            0.792          115,287
2005.........         0.779            0.813           1,276             0.792            0.828           93,377
2006.........         0.813            0.856             770             0.828            0.875           78,415
-------------        ------           ------           -----            ------           ------          -------

                                 with EGMDB*                                 without EGMDB
                 -------------------------------------------    ----------------------------------------
                  Accumulation unit value                       Accumulation unit value
                 --------------------------      Number of      -----------------------      Number of
                  Beginning        End of       accumulation     Beginning      End of      accumulation
                  of period        period          units         of period      period         units
                 -----------    -----------    -------------    -----------    --------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Aggressive Growth Fund
1996.........                                                       1.196        1.384        172,630
1997.........                                                       1.384        1.687        199,221
1998.........        1.684          1.559          1,953            1.687        1.567        204,322
1999.........        1.559          2.193          1,658            1.567        2.209        175,375
2000.........        2.193          2.106          2,440            2.209        2.128        233,175
2001.........        2.106          1.387          1,978            2.128        1.406        208,342
2002.........        1.387          0.955          1,471            1.406        0.971        180,725
2003.........        0.955          1.250          1,226            0.971        1.275        174,149
2004.........        1.250          1.403          1,006            1.275        1.435        152,949
2005.........        1.403          1.521            769            1.435        1.560        133,528
2006.........        1.521          1.640            550            1.560        1.688        115,691
-------------        -----          -----          -----            -----        -----        -------
Lincoln VIP Aggressive Profile Fund
2005.........       10.249         10.920              4           10.000       10.939            343
2006.........       10.920         12.562              1*          10.939       12.622            770
-------------       ------         ------          -----           ------       ------        -------
Lincoln VIP Bond Fund
1996.........                                                       4.228        4.283         62,709
1997.........                                                       4.283        4.632         60,078
1998.........        4.625          5.002          1,160            4.632        5.024         70,180
1999.........        5.002          4.776          1,022            5.024        4.812         61,154
2000.........        4.776          5.227            866            4.812        5.282         51,363
2001.........        5.227          5.631          1,340            5.282        5.708         68,995
2002.........        5.631          6.123          1,454            5.708        6.225         71,278
2003.........        6.123          6.484            964            6.225        6.612         61,410
2004.........        6.484          6.740            760            6.612        6.893         53,875
2005.........        6.740          6.828            597            6.893        7.005         50,814
2006.........        6.828          7.057            492            7.005        7.262         46,791
-------------       ------         ------          -----           ------       ------        -------
Lincoln VIP Capital Appreciation Fund
1996.........                                                       1.294        1.520        174,073
1997.........                                                       1.520        1.884        234,328
1998.........        1.881          2.562          4,553            1.884        2.574        284,822
1999.........        2.562          3.678          8,525            2.574        3.706        486,392
2000.........        3.678          3.055          8,960            3.706        3.087        510,683
2001.........        3.055          2.235          7,044            3.087        2.265        458,389
2002.........        2.235          1.611          4,979            2.265        1.638        380,626
2003.........        1.611          2.107          4,192            1.638        2.148        343,799
2004.........        2.107          2.189          3,268            2.148        2.239        272,616
2005.........        2.189          2.252          2,410            2.239        2.310        217,603
2006.........        2.252          2.437          1,793            2.310        2.508        178,507
-------------       ------         ------          -----           ------       ------        -------
Lincoln VIP Conservative Profile Fund
2005.........        N/A            N/A             N/A             9.994       10.304            171
2006.........       10.233         11.102              6           10.304       11.154            582
-------------       ------         ------          -----           ------       ------        -------
Lincoln VIP Equity Income Fund
1996.........                                                       1.391        1.663        275,632
1997.........                                                       1.663        2.150        371,051
1998.........        2.146          2.388          5,898            2.150        2.399        395,671
1999.........        2.388          2.505          5,812            2.399        2.524        371,757
2000.........        2.505          2.735          5,125            2.524        2.764        294,144
2001.........        2.735          2.502          5,213            2.764        2.536        293,857
2002.........        2.502          2.082          4,663            2.536        2.117        270,819
2003.........        2.082          2.720          4,411            2.117        2.774        272,157
2004.........        2.720          2.947          3,763            2.774        3.014        255,601
2005.........        2.947          3.040          2,816            3.014        3.119        226,731
2006.........        3.040          3.339          2,057            3.119        3.435        197,098
-------------       ------         ------          -----           ------       ------        -------

                               with EGMDB*                                without EGMDB
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Global Asset Allocation Fund
1996.........                                                    2.013        2.302        140,242
1997.........                                                    2.302        2.720        159,590
1998.........        2.716        3.042         1,888            2.720        3.056        155,191
1999.........        3.042        3.343         1,697            3.056        3.369        140,173
2000.........        3.343        3.121         1,388            3.369        3.154        118,278
2001.........        3.121        2.841         1,238            3.154        2.880        106,920
2002.........        2.841        2.468         1,036            2.880        2.509         91,800
2003.........        2.468        2.933           816            2.509        2.991         81,988
2004.........        2.933        3.287           630            2.991        3.362         73,041
2005.........        3.287        3.465           550            3.362        3.555         65,702
2006.........        3.465        3.917           480            3.555        4.030         58,923
-------------        -----        -----         -----            -----        -----        -------
Lincoln VIP Growth and Income Fund
1996.........                                                    6.292        7.453        332,885
1997.........                                                    7.453        9.650        357,850
1998.........        9.635       11.444         2,252            9.650       11.497        353,739
1999.........       11.444       13.278         2,510           11.497       13.379        333,803
2000.........       13.278       11.844         2,236           13.379       11.970        284,457
2001.........       11.844       10.378         1,936           11.970       10.520        260,455
2002.........       10.378        7.985         1,426           10.520        8.118        220,520
2003.........        7.985       10.224         1,304            8.118       10.426        203,918
2004.........       10.224       11.301         1,119           10.426       11.560        183,474
2005.........       11.301       11.773           877           11.560       12.079        161,599
2006.........       11.773       13.058           673           12.079       13.437        138,884
-------------       ------       ------         -----           ------       ------        -------
Lincoln VIP International Fund
1996.........                                                    1.368        1.488        294,570
1997.........                                                    1.488        1.562        294,705
1998.........        1.560        1.765         2,375            1.562        1.773        275,657
1999.........        1.765        2.042         2,589            1.773        2.057        247,683
2000.........        2.042        2.018         1,884            2.057        2.039        191,132
2001.........        2.018        1.793         1,793            2.039        1.817        169,787
2002.........        1.793        1.579         1,479            1.817        1.605        151,948
2003.........        1.579        2.207         1,285            1.605        2.251        144,520
2004.........        2.207        2.635         1,103            2.251        2.695        139,273
2005.........        2.635        2.927         1,000            2.695        3.003        137,848
2006.........        2.927        3.756         1,003            3.003        3.865        144,546
-------------       ------       ------         -----           ------       ------        -------
Lincoln VIP Managed Fund
1996.........                                                    3.515        3.913        178,496
1997.........                                                    3.913        4.714        179,210
1998.........        4.707        5.236         1,775            4.714        5.260        178,768
1999.........        5.236        5.568         1,652            5.260        5.610        160,215
2000.........        5.568        5.418         1,380            5.610        5.476        134,227
2001.........        5.418        5.262         1,348            5.476        5.334        124,772
2002.........        5.262        4.620         1,032            5.334        4.697        107,493
2003.........        4.620        5.604           980            4.697        5.715         99,427
2004.........        5.604        6.085           800            5.715        6.224         89,543
2005.........        6.085        6.278           673            6.224        6.441         80,441
2006.........        6.278        6.852           525            6.441        7.051         70,268
-------------       ------       ------         -----           ------       ------        -------
Lincoln VIP Moderate Profile Fund
2005.........       10.060       10.506             7           10.005       10.524            576
2006.........       10.506       11.618            73           10.524       11.673          1,685
-------------       ------       ------         -----           ------       ------        -------
Lincoln VIP Moderately Aggressive Profile Fund
2005.........       10.140       10.683             3            9.989       10.701            700
2006.........       10.683       12.035             1*          10.701       12.092          1,789
-------------       ------       ------         -----           ------       ------        -------

                                  with EGMDB*                                      without EGMDB
                 ---------------------------------------------    -----------------------------------------------
                   Accumulation unit value                           Accumulation unit value
                 ----------------------------      Number of      ------------------------------      Number of
                   Beginning         End of       accumulation      Beginning          End of        accumulation
                   of period         period          units          of period          period           units
                 -------------    -----------    -------------    -------------    -------------    -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Money Market Fund
1996.........                                                          2.235            2.324           40,057
1997.........                                                          2.324            2.419           36,107
1998.........         2.415           2.505            644             2.419            2.517           46,571
1999.........         2.505           2.590          1,837             2.517            2.610           66,319
2000.........         2.590           2.712          1,035             2.610            2.741           51,218
2001.........         2.712           2.784          1,490             2.741            2.823           59,148
2002.........         2.784           2.787          1,102             2.823            2.834           52,868
2003.........         2.787           2.770            580             2.834            2.825           33,314
2004.........         2.770           2.758            281             2.825            2.821           27,230
2005.........         2.758           2.798            247             2.821            2.871           27,083
2006.........         2.798           2.891            254             2.871            2.975           29,490
-------------         -----           -----          -----             -----            -----           ------
Lincoln VIP Social Awareness Fund
1996.........                                                          2.843            3.638          175,970
1997.........                                                          3.638            4.950          251,168
1998.........         4.942           5.848          5,136             4.950            5.875          304,204
1999.........         5.848           6.664          4,697             5.875            6.714          272,683
2000.........         6.664           6.029          3,803             6.714            6.093          230,569
2001.........         6.029           5.384          3,328             6.093            5.458          215,412
2002.........         5.384           4.139          2,612             5.458            4.208          186,476
2003.........         4.139           5.387          2,312             4.208            5.494          176,186
2004.........         5.387           5.993          1,931             5.494            6.130          161,833
2005.........         5.993           6.627          1,548             6.130            6.799          146,462
2006.........         6.627           7.346          1,149             6.799            7.559          130,461
-------------         -----           -----          -----             -----            -----          -------
Lincoln VIP Special Opportunities Fund
1996.........                                                          5.618            6.505           97,744
1997.........                                                          6.505            8.249          101,475
1998.........         8.236           8.681            899             8.249            8.721           98,734
1999.........         8.681           8.185            819             8.721            8.248           75,094
2000.........         8.185           9.375            526             8.248            9.475           52,173
2001.........         9.375           9.451            513             9.475            9.580           51,523
2002.........         9.451           8.235            433             9.580            8.373           47,787
2003.........         8.235          10.892            372             8.373           11.107           44,846
2004.........        10.892          13.199            358            11.107           13.500           44,382
2005.........        13.199          15.066            343            13.500           15.456           45,366
2006.........        15.066          17.259            280            15.456           17.759           41,456
-------------        ------          ------          -----            ------           ------          -------
MFS (Reg. TM) VIT Utilities Series
2001.........         1.000           0.785            184             1.000**          0.786            5,285
2002.........         0.785           0.599            235             0.786            0.601            8,174
2003.........         0.599           0.803            545             0.601            0.809           29,962
2004.........         0.803           1.032            948             0.809            1.043           58,964
2005.........         1.032           1.190          1,254             1.043            1.207          111,004
2006.........         1.190           1.542          1,113             1.207            1.568          117,411
-------------        ------          ------          -----            ------           ------          -------
Neuberger Berman AMT Mid-Cap Growth Portfolio
1999.........         1.000**         1.463            216             1.000**          1.464**         15,336
2000.........         1.463           1.336          2,408             1.464            1.341          148,899
2001.........         1.336           0.994          1,759             1.341            1.001          134,748
2002.........         0.994           0.693          1,367             1.001            0.700          118,904
2003.........         0.693           0.876          1,162             0.700            0.888          115,287
2004.........         0.876           1.006          1,005             0.888            1.022          108,317
2005.........         1.006           1.129            837             1.022            1.151          100,912
2006.........         1.129           1.278            714             1.151            1.307           96,772
-------------        ------          ------          -----            ------           ------          -------
Scudder VIT Equity 500 Index Fund
1999.........         1.000**         1.088*         1,320             1.000**          1.089**         46,984
2000.........         1.088           0.975          2,777             1.089            0.979          100,922
2001.........         0.975           0.845          2,806             0.979            0.851          123,652
2002.........         0.845           0.648          2,272             0.851            0.654          134,274
2003.........         0.648           0.820          3,158             0.654            0.830          162,353
2004.........         0.820           0.895          3,191             0.830            0.909          156,804
2005.........         0.895           0.925          1,496             0.909            0.942          146,112
2006.........         0.925           1.054          2,108             0.942            1.078          249,200
-------------        ------          ------          -----            ------           ------          -------

                                with EGMDB*                                 without EGMDB
                 -----------------------------------------    -----------------------------------------
                 Accumulation unit value                      Accumulation unit value
                 ------------------------      Number of      ------------------------      Number of
                  Beginning       End of      accumulation     Beginning       End of      accumulation
                  of period       period         units         of period       period         units
                 -----------    ---------    -------------    -----------    ---------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Scudder VIT Small Cap Index Fund
1999.........    1.000**        1.163**            141         1.000**       1.164**           3,066
2000.........    1.163           1.103             819          1.164         1.108           11,526
2001.........    1.103           1.112             842          1.108         1.119           19,047
2002.........    1.112           0.871             760          1.119         0.880           21,806
2003.........    0.871           1.259           1,086          0.880         1.276           46,495
2004.........    1.259           1.464             653          1.276         1.487           44,813
2005.........    1.464           1.506             472          1.487         1.535           37,029
2006.........    1.506           1.747             394          1.535         1.786           38,624
-------------    -----           -----           -----          -----         -----           ------

*  The EGMDB became available in June 1997, the first full year was 1998.

** These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.

Lincoln National
Variable Annuity Account C (VAA)   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2007. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-4
Advertising                                     B-4
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln National appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $32,506,660, $43,591,657 and $42,009,778 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund (Reg. TM) 2 and 3 annuity contracts and the 1983 Table "a" Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund (Reg. TM) 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.

         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln National) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln National. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln National or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher.

There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between 12 and 36 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln National appear on the following pages.